UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 12, 2022
Date of Report (Date of earliest event reported)

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
15 Wayside Road, Suite 400
Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)

14 Oak Park
Bedford, Massachusetts 01730
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2022 at the 2022 Annual Meeting of Stockholders of Progress Software Corporation (the "Company"), the Company’s stockholders voted on the following three matters and cast their votes as described below:

1.The election of nine members to the Board of Directors of the Company to serve until the Company’s 2023 Annual Meeting of Stockholders;

2.The approval, on an advisory basis, of the compensation of the Company’s named executive officers for the fiscal year ended November 30, 2021; and

3.The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

The following is a summary of the voting results for each matter presented to the stockholders:

Proposal 1 - Election of Directors:

	Total Vote For Each Director	Total Vote Withheld From Each Director	Broker Non-Votes
Paul T. Dacier	35,403,597	1,744,210	3,278,931
John R. Egan	33,122,027	4,025,780	3,278,931
Rainer Gawlick	36,965,719	182,088	3,278,931
Yogesh Gupta	36,693,896	453,911	3,278,931
Charles F. Kane	35,244,477	1,903,330	3,278,931
Samskriti Y. King	36,932,238	215,569	3,278,931
David A. Krall	35,496,254	1,651,553	3,278,931
Angela T. Tucci	37,021,555	126,252	3,278,931
Vivian Vitale	35,394,175	1,753,632	3,278,931

Proposal 2 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers for the fiscal year ended November 30, 2021:

For	Against	Abstain	Broker Non-Votes
35,660,124	1,456,303	31,380	3,278,931

Proposal 3 - The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022:

For	Against	Abstain
37,656,482	2,743,517	26,739

Item 8.01. Other Events.
The Company has relocated its principal executive office for the transaction of business and the location of the Company’s books and records to 15 Wayside Road, Suite 400, Burlington, Massachusetts 01803 effective April 18, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 17, 2022	Progress Software Corporation

		By:	/s/ ANTHONY FOLGER
Anthony Folger
Executive Vice President and Chief Financial Officer